Exhibit 99.1
2026 Special Meeting Admission TicketCommunity West Bancshares
MMMMMMMMMMMMMMM C123456789
6re
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
ENDORSEMENT_LINE______________ SACKPACK_____________
Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.
2026 Special Meeting Proxy Card
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
A
Proposals — The board of directions recommends a vote FOR proposals 1 and 2.
For Against Abstain
1. Approval of the principal terms of the Agreement and Plan of
Merger, dated as of December 16, 2025, between Community
West Bancshares (“CWB”) and United Security Bancshares
(“USB”), pursuant to which USB will merge with and into
CWB, and the transactions contemplated therein, including
the issuance of CWB common stock pursuant to the merger
agreement (“the CWB merger proposal”).
For Against Abstain
2. Approve the adjournment of the special meeting to permit
further solicitation of proxies in the event that an insufficient number of votes are cast to approve the CWB merger proposal.
B
MMMMMMMMM
Ill[lplrlplul[[ll[II[[l/illy/!![yllhlllll
Your vote matters – here’s how to vote!
If no electronic voting,
delete QR code and control #
1234 5678 9012 345
Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Signature 1 — Please keep signature within the box.
Date (mm/dd/yyyy) — Please print date below.
000001
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be
received by 1:00 a.m. Pacific Time, on
March 30, 2026.
-J
Online
El:[El
Go to www.envisionreports.com/CWBC2026SPM or
scan the QR code — login details are located in the
shaded bar below.
5#is
Phone
Call toll free 1-800-652-VOTE (8683) within the
USA, US territories and Canada
Save paper, time and money!
Sign up for electronic delivery at
•
www.envisionreports.com/CWBC2026SPM
@
/9
(
)
•----------------
+
□□□
□□□
■-------------------
Signature 2 — Please keep signature within the box.
C 1234567890
J N T
' 'l t
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1UPX
678121
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MMMMMMM
■
+
048R0E
2026 Special Meeting of Community West Bancshares Shareholders
March 30, 2026, 3:00 p.m. Pacific Time
7100 N. Financial Drive, Ste 101
Fresno, CA 93720
Upon arrival, please present this admission ticket and photo identification at the registration desk.
Small steps make an impact.
Help the environment by consenting to receive electronic
delivery, sign up at www.envisionreports.com/CWBC2026SPM
@
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
Proxy - Community West Bancshares
-----------+
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 30, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Community West Bancshares, and the accompanying
Proxy Statement dated February 20, 2026, and revoking any Proxy heretofore given, hereby constitutes and appoints James J. Kim and Shannon R. Livingston, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Community West Bancshares, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of Community West Bancshares, to
be held at Corporate Headquarters, 7100 N. Financial Drive, Suite 101, Fresno, California 93720 on March 30, 2026, 3:00 p.m. Pacific Time or at any adjournments thereof, upon the items set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS
MADE, IT WILL BE VOTED FOR PROPOSALS 1 AND 2.
THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
PRE-PAID ENVELOPE.
YOU CAN VOTE THROUGH THE INTERNET OR BY TELEPHONE. INSTRUCTIONS REGARDING INTERNET AND TELEPHONE VOTING APPEAR ON THE FRONT OF THE PROXY CARD.
C
Non-Voting Items
■------------
Change of Address — Please print new address below.
Comments — Please print your comments below.
I_
_____
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

2026 Special Meeting Admission TicketCommunity West Bancshares
MMMMMMMMMMMMMMM C123456789
6re
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
ENDORSEMENT_LINE______________ SACKPACK_____________
Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.
2026 Special Meeting Proxy Card
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
A
Proposals — The board of directions recommends a vote FOR proposals 1 and 2.
For Against Abstain
1. Approval of the principal terms of the Agreement and Plan of
Merger, dated as of December 16, 2025, between Community
West Bancshares (“CWB”) and United Security Bancshares
(“USB”), pursuant to which USB will merge with and into
CWB, and the transactions contemplated therein, including
the issuance of CWB common stock pursuant to the merger
agreement (“the CWB merger proposal”).
For Against Abstain
2. Approve the adjournment of the special meeting to permit
further solicitation of proxies in the event that an insufficient number of votes are cast to approve the CWB merger proposal.
B
MMMMMMMMM
Ill[lplrlplul[[ll[II[[l/illy/!![yllhlllll
Your vote matters – here’s how to vote!
If no electronic voting,
delete QR code and control #
1234 5678 9012 345
Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Signature 1 — Please keep signature within the box.
Date (mm/dd/yyyy) — Please print date below.
000001
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be
received by 1:00 a.m. Pacific Time, on
March 30, 2026.
-J
Online
El:[El
Go to www.envisionreports.com/CWBC2026SPM or
scan the QR code — login details are located in the
shaded bar below.
5#is
Phone
Call toll free 1-800-652-VOTE (8683) within the
USA, US territories and Canada
Save paper, time and money!
Sign up for electronic delivery at
•
www.envisionreports.com/CWBC2026SPM
@
/9
(
)
•----------------
+
□□□
□□□
■-------------------
Signature 2 — Please keep signature within the box.
C 1234567890
J N T
' 'l t
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1UPX
678121
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MMMMMMM
■
+
048R0E
2026 Special Meeting of Community West Bancshares Shareholders
March 30, 2026, 3:00 p.m. Pacific Time
7100 N. Financial Drive, Ste 101
Fresno, CA 93720
Upon arrival, please present this admission ticket and photo identification at the registration desk.
Small steps make an impact.
Help the environment by consenting to receive electronic
delivery, sign up at www.envisionreports.com/CWBC2026SPM
@
q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q
Proxy - Community West Bancshares
-----------+
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 30, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Community West Bancshares, and the accompanying
Proxy Statement dated February 20, 2026, and revoking any Proxy heretofore given, hereby constitutes and appoints James J. Kim and Shannon R. Livingston, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Community West Bancshares, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of Community West Bancshares, to
be held at Corporate Headquarters, 7100 N. Financial Drive, Suite 101, Fresno, California 93720 on March 30, 2026, 3:00 p.m. Pacific Time or at any adjournments thereof, upon the items set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS
MADE, IT WILL BE VOTED FOR PROPOSALS 1 AND 2.
THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
PRE-PAID ENVELOPE.
YOU CAN VOTE THROUGH THE INTERNET OR BY TELEPHONE. INSTRUCTIONS REGARDING INTERNET AND TELEPHONE VOTING APPEAR ON THE FRONT OF THE PROXY CARD.
C
Non-Voting Items
■------------
Change of Address — Please print new address below.
Comments — Please print your comments below.
I_
_____
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.